Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes

Note 8 — Income Taxes

We continue to record a valuation allowance in the full amount of net deferred tax assets since realization of such tax benefits has not been determined by our management to be more likely than not. At the end of each interim period, we make our best estimate of the effective tax rate expected to be applicable for the full fiscal year, and the rate so determined is used in providing for income taxes on a current year-to-date basis. The difference between the expected provision or benefit computed using the statutory tax rate and the recorded provision or benefit of zero, is primarily due to the change in valuation allowance.

Note 8 — Income Taxes

We have identified our federal tax return and our state tax returns in New York and Massachusetts as "major" tax jurisdictions. The periods subject to examination for our federal and New York state income tax returns are the tax years ended in 1995 and thereafter, and for Massachusetts state income tax returns are the years ended in 2005 and thereafter, since we have net operating loss carryforwards for tax years from those years. We believe our income tax filing positions and deductions will be sustained on audit and we do not anticipate any adjustments that would result in a material change to our financial position. Therefore, no liabilities for uncertain income tax positions have been recorded.

At December 31, 2010, we had available net operating loss carryforwards for federal and state income tax reporting purposes of approximately $288.2 million and $68.9 million, respectively, and had available tax credit carryforwards of approximately $10.8 million, which are available to offset future taxable income. A portion of these carryforwards will expire in 2011 and will continue to expire through 2030 if not otherwise utilized. Our ability to use such net operating losses and tax credit carryforwards is subject to annual limitations due to change of control provisions under Sections 382 and 383 of the Internal Revenue Code, and such limitation would be significant.

Our net deferred tax assets, liabilities and valuation allowance as of December 31, 2009 and 2010 are as follows (in thousands):

	Years Ended December 31,
	2009	2010
Deferred tax assets:
Net operating loss carryforwards	$86,346	$104,173
Tax credit carryforwards	9,363	10,758
Depreciation & amortization	2,625	3,655
Other	2,920	2,890

Total deferred tax assets	101,254	121,477
Valuation allowance	(101,254)	(114,722)

Net deferred tax assets	—	6,755
Deferred tax liabilities:
Intangible assets	—	(7,957)

Net deferred tax liabilities	$—	$(1,202)

We continue to record a valuation allowance in the full amount of deferred tax assets not otherwise offset by deferred tax liabilities we expect to reverse since realization of such tax benefits has not been determined by our management to be more likely than not. The valuation allowance increased approximately $2.0 million and $13.5 million during 2009 and 2010, respectively. In 2010, approximately $1.2 million of the valuation allowance increase was a result of deferred taxes recorded in connection with the Cequent merger. The difference between the expected benefit computed using the statutory tax rate and the recorded benefit of nil in 2009 and 2010 is primarily due to the change in the valuation allowance.